BLACKROCK FUNDSSM

BlackRock Health Sciences Opportunities Portfolio

(the “Fund”)

Supplement dated May 29, 2015

to the Fund’s Summary Prospectus dated January 28, 2015

Effective immediately, the following change is made to the Fund’s Summary Prospectus:

The section entitled “Performance Information” is supplemented as follows:

Effective May 29, 2015, the Fund’s performance benchmarks against which the Fund measures its performance are changed from the S&P 500® Index and the Russell 3000® Health Care Index, to solely the Russell 3000® Health Care Index. Fund management believes that this change in the Fund’s performance benchmarks more accurately reflects the investment strategies of the Fund.

Shareholders should retain this Supplement for future reference.

SPRO-HSO-0515SUP